UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 of Current Report on Form 8-K/A is being filed solely to correct the following scrivener's errors in certain sections of Lee Enterprises, Incorporated's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2010:

(i)    the reference to the Date of Report (Date of earliest event reported) on the cover page should state “November 8, 2010” and not “September 26, 2010”; and

(ii)    the reference in Item 2.02 to the “third fiscal quarter ended September 26, 2010” should state the “fourth fiscal quarter ended September 26, 2010”,

and such changes are reflected in the complete text set forth above and below.

With the exception of the foregoing corrections of scrivener's errors, no other information in the Form 8-K filed with the Securities and Exchange Commission on November 9, 2010 has been corrected or amended in this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

On November 8, 2010, Lee Enterprises, Incorporated (the “Company”) reported its results for the fourth fiscal quarter ended September 26, 2010  A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K and information from the news release is hereby incorporated by reference.  The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Earnings Release - fourth fiscal quarter ended September 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	November 8, 2010	By:
Carl G. Schmidt
Vice President, Chief Financial Officer
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Release - fourth fiscal quarter end September 26, 2010